                                                                       EX. 99.11

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[489,199,000] (APPROXIMATE)

                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,

                                  SERIES 2006-1






               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.

                                   ORIGINATOR

                            LITTON LOAN SERVICING LP

                                    SERVICER







                                 JANUARY 9, 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



COUNTERPARTY
---------------------------
UNDERWRITER            ML
ISSUER                 OWNIT
DEPOSITOR              MLMI
SELLER                 CBASS
AGGREGATOR
REP PROVIDER
MASTER SERVICER
TRUSTEE                JPM
MI PROVIDER
MONOLINE
CREDIT MANAGER
FEDERAL TAX STATUS




ORIGINATORS              GROUP (%)        TOTAL (%)
-------------------------------------------------------
OWNIT                             100               100


SERVICERS                GROUP (%)        TOTAL (%)
-------------------------------------------------------
Litton                            100               100



        FICO              AGG UPB           AGG %
--------------------------------------------------------
        < 500                       -             0.00%
      500 - 519               729,691            10.06%
      520 - 539             1,094,883            15.09%
      540 - 559             8,616,865           118.78%
      560 - 579            19,459,946           268.25%
      580 - 599            29,457,130           406.06%
      600 - 619            72,419,507           998.28%
      620 - 639            68,325,397           941.85%
      640 - 659           130,617,212          1800.52%
      660 - 679           103,759,390          1430.30%
      680 - 699           101,536,062          1399.65%
      700 - 719            70,118,764           966.57%
      720 - 739            48,289,607           665.66%
      740 - 759            36,861,833           508.13%
      760 - 779            19,406,158           267.51%
      780 - 799            12,737,637           175.59%
      800 plus              2,010,630            27.72%



COLLATERAL INFO                     GROUP          TOTAL
------------------------------------------------------------
Gross WAC                              6.785%         6.606%
WA CLTV                                88.52%         93.57%
CLTV >80%                              71.18%         83.59%
CLTV >90%                              58.36%         74.93%
CLTV >95%                              52.46%         70.04%
LB <$50,000                             1.42%          0.80%
LB $50k - $100k                         5.40%          2.67%
LB $100k - $150k                       23.04%         11.00%
WA FICO                                 652.0          668.0
<560 FICO                               2.66%          1.44%
560 - 600 FICO                         10.38%          6.74%
SF / TH / PUD                          92.74%         91.44%
2-4 Family                              1.36%          1.81%
Condo                                   5.91%          6.75%
Manufactured Housing (MH)               0.00%          0.00%
Other                                   0.00%          0.00%
Primary                                95.30%         97.78%
Second                                  0.89%          0.46%
Investment                              3.81%          1.76%
Full / Alt                             89.50%         81.09%
Stated / Limited                       10.50%         18.91%
NINA                                    0.00%          0.00%
1st Lien                               98.01%         98.28%
2nd Lien                                1.99%          1.72%
State 1                                    CA             CA
%                                      33.96%         59.03%
State 2                                    CO             CO
%                                      13.63%          7.10%
State 3                                    WA             WA
%                                       8.04%          5.83%
State 4                                    OR             FL
%                                       5.74%          4.41%
State 5                                    FL             OR
%                                       4.87%          3.51%
ARM / HYB                              81.07%         88.57%
Fixed                                  18.93%         11.43%
Purchase                               44.63%         72.60%
Refi-RT                                 5.45%          2.82%
Refi-CO                                49.92%         24.58%
Size                             $292,139,698   $725,440,712
AVG Balance                          $166,367       $228,198
Loan Count                              1,756          3,179
Interest Only (IO)                     61.51%         73.96%
Negative Amortization                   0.00%          0.00%




     GWAC           AGG ARM UPB         ARM %        AGG FIX UPB        FIX %
--------------------------------------------------------------------------------
0 - 4.5
4.5 - 5                     344,000        0.05%
5 - 5.5                  33,235,425        5.17%
5.5 - 6                 167,993,137       26.14%            175,000        0.21%
6 - 6.5                 194,685,492       30.30%         19,290,771       23.27%
6.5 - 7                 139,054,634       21.64%         25,773,898       31.10%
7 - 7.5                  51,730,377        8.05%         11,889,729       14.34%
7.5 - 8                  35,241,588        5.48%          8,204,816        9.90%
8 - 8.5                  11,228,299        1.75%          4,446,597        5.36%
8.5 - 9                   6,172,127        0.96%          2,417,004        2.92%
9 - 9.5                   2,327,394        0.36%          2,192,289        2.65%
9.5 - 10                    388,963        0.06%          2,855,591        3.45%
10 - 10.5                                                   803,928        0.97%
10.5 - 11                   155,042        0.02%          2,290,666        2.76%
11 - 11.5                                                 2,262,726        2.73%
11.5 - 12                                                   281,220        0.34%
12 - 12.5
12.5 - 13
13 - 13.5
13.5 - 14
14 - 14.5
14.5 +




RATINGS
------------------
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating




CREDIT ENHANCEMENT
--------------------------------------
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)


NOTES
All non-dollar amount numbers (excluding loan count) should be formatted as percentages
Any 'Group' column refers to the collateral group that backs Freddie's class
Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool) For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.
The FICO and GWAC tables should be based on The Total pool.
LB is current loan balance
For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral
If a particular field has no data, enter 0% or $0 rather than 'NA'
Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

FICO RANGE



                                                              COMBINED LTV
                            ------------------------------------------------------------------------------------
         FIXED                   0% -    60.1% -   70.1% -    75.1% -    79.1% -   80.1% -    90.1% -     95.1% +
        FULL DOC                60%        70%       75%        79%        80%       90%        95%
----------------------------------------------------------------------------------------------------------------
          Less than 560         0.13%      0.24%     0.02%      0.01%      0.07%     0.04%      0.00%      0.00%
            560 - 599           0.55%      0.48%     0.12%      0.02%      0.04%     0.22%      0.01%      0.23%
            600 - 619           0.24%      0.29%     0.12%      0.07%      0.10%     0.07%      0.10%      0.77%
            620 - 659           0.24%      0.43%     0.20%      0.06%      0.55%     0.37%      0.23%      1.01%
            660 - 699           0.08%      0.16%     0.13%      0.00%      0.36%     0.28%      0.12%      1.12%
            700 - 740           0.00%      0.14%     0.05%      0.00%      0.08%     0.07%      0.04%      0.40%
              740 +             0.04%      0.09%     0.00%      0.03%      0.00%     0.08%      0.07%      0.21%


FICO RANGE



                                                              COMBINED LTV
                            ------------------------------------------------------------------------------------
          FIXED                  0% -    60.1% -   70.1% -    75.1% -    79.1% -   80.1% -    90.1% -     95.1% +
       NOT FULL DOC             60%        70%       75%        79%        80%       90%        95%
----------------------------------------------------------------------------------------------------------------
          Less than 560         0.00%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%      0.00%
            560 - 599           0.00%      0.04%     0.00%      0.00%      0.00%     0.00%      0.00%      0.00%
            600 - 619           0.02%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%      0.02%
            620 - 659           0.03%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%      0.11%
            660 - 699           0.03%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%      0.18%
            700 - 740           0.00%      0.02%     0.00%      0.00%      0.00%     0.01%      0.00%      0.14%
              740 +             0.00%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%      0.19%


FICO RANGE



                                                              COMBINED LTV
                            ------------------------------------------------------------------------------------
      AMORTIZING ARM             0% -    60.1% -   70.1% -    75.1% -    79.1% -   80.1% -    90.1% -     95.1% +
         FULL DOC               60%        70%       75%        79%        80%       90%        95%
----------------------------------------------------------------------------------------------------------------
          Less than 560         0.04%      0.04%     0.08%      0.00%      0.15%     0.04%      0.00%      0.08%
            560 - 599           0.07%      0.14%     0.05%      0.04%      0.10%     0.52%      0.07%      0.71%
            600 - 619           0.02%      0.15%     0.08%      0.03%      0.14%     0.19%      0.09%      1.16%
            620 - 659           0.07%      0.27%     0.22%      0.02%      0.27%     0.55%      0.14%      2.61%
            660 - 699           0.16%      0.07%     0.20%      0.00%      0.06%     0.13%      0.26%      2.06%
            700 - 740           0.05%      0.07%     0.00%      0.00%      0.08%     0.19%      0.05%      0.54%
              740 +             0.04%      0.03%     0.03%      0.00%      0.03%     0.05%      0.02%      0.48%


1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type
2. Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)
4. Approximate loan population fine
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection
6. The sum of all six FICO/CLTV grids should sum to 100%

FICO RANGE



                                                              COMBINED LTV
                            ------------------------------------------------------------------------------------
      AMORTIZING ARM            0% -    60.1% -    70.1% -   75.1% -    79.1% -    80.1% -   90.1% -     95.1% +
       NOT FULL DOC            60%        70%        75%       79%        80%       90%        95%
----------------------------------------------------------------------------------------------------------------
          Less than 560         0.03%      0.00%     0.00%      0.00%      0.00%     0.03%      0.00%      0.00%
            560 - 599           0.05%      0.10%     0.04%      0.00%      0.00%     0.00%      0.00%      0.00%
            600 - 619           0.01%      0.05%     0.04%      0.00%      0.05%     0.08%      0.00%      0.05%
            620 - 659           0.02%      0.00%     0.03%      0.00%      0.05%     0.00%      0.02%      0.56%
            660 - 699           0.02%      0.08%     0.00%      0.00%      0.03%     0.12%      0.04%      0.92%
            700 - 740           0.00%      0.01%     0.00%      0.03%      0.03%     0.15%      0.05%      0.76%
              740 +             0.00%      0.02%     0.00%      0.00%      0.00%     0.10%      0.02%      0.50%


FICO RANGE



                                                              COMBINED LTV
                            ------------------------------------------------------------------------------------
    NON-AMORTIZING ARM          0% -    60.1% -    70.1% -   75.1% -    79.1% -    80.1% -   90.1% -     95.1% +
        FULL DOC               60%        70%        75%       79%        80%       90%        95%
----------------------------------------------------------------------------------------------------------------
          Less than 560         0.06%      0.11%     0.07%      0.00%      0.00%     0.02%      0.00%      0.14%
            560 - 599           0.23%      0.40%     0.08%      0.12%      0.18%     0.41%      0.20%      1.36%
            600 - 619           0.23%      0.41%     0.18%      0.06%      0.18%     0.59%      0.63%      3.70%
            620 - 659           0.20%      0.75%     0.48%      0.28%      1.00%     1.42%      1.30%     12.52%
            660 - 699           0.08%      0.05%     0.12%      0.18%      0.33%     1.45%      0.50%     13.95%
            700 - 740           0.01%      0.18%     0.06%      0.00%      0.10%     0.70%      0.23%      7.55%
              740 +             0.07%      0.00%     0.07%      0.12%      0.05%     0.30%      0.40%      3.95%


FICO RANGE



                                                              COMBINED LTV
                            ------------------------------------------------------------------------------------
    NON-AMORTIZING ARM       0% - 60%   60.1% -    70.1% -   75.1% -    79.1% -    80.1% -   90.1% -     95.1% +
       NOT FULL DOC                      70%       75%        79%        80%       90%        95%
----------------------------------------------------------------------------------------------------------------
          Less than 560         0.00%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%      0.05%
            560 - 599           0.01%      0.02%     0.03%      0.00%      0.07%     0.00%      0.00%      0.01%
            600 - 619           0.00%      0.00%     0.00%      0.00%      0.00%     0.00%      0.00%      0.05%
            620 - 659           0.02%      0.10%     0.02%      0.00%      0.06%     0.12%      0.14%      0.95%
            660 - 699           0.11%      0.06%     0.04%      0.05%      0.31%     0.27%      0.10%      4.09%
            700 - 740           0.00%      0.00%     0.00%      0.00%      0.11%     0.07%      0.08%      4.25%
              740 +             0.03%      0.00%     0.06%      0.00%      0.06%     0.01%      0.00%      2.64%




CHECK FOR 0'S
--------------------------------------------------
Total equals 100%           0.00%
GT 80% Match                0.00%
ARM Match                   0.00%
IO Match                   -2.20%  Fixed Rate IO's
FICO % Match                0.00%


Total:


                               % PRINCIPAL BALANCE      GWAC      FICO       LTV       CLTV       PURCH
---------------------------------------------------------------------------------------------------------
Fixed Rate First Lien                          9.71%     7.015%      643     72.99%     79.49%     32.42%
Fixed Rate Second Lien                          1.72     10.113      657      99.28      99.28      83.41
ARM First Lien                                 88.57      6.493      671      78.41         95      76.79
---------------------------------------------------------------------------------------------------------
TOTAL:                                       100.00%     6.606%      668     78.25%     93.57%     72.60%
=========================================================================================================


Group 1:



                               % PRINCIPAL BALANCE      GWAC      FICO       LTV       CLTV      PURCH
---------------------------------------------------------------------------------------------------------
Fixed Rate First Lien                       16.94%      7.054%      636      71.39%    76.55%      18.39%
Fixed Rate Second Lien                        1.99       10.22      648       99.03     99.03       74.11
ARM First Lien                               81.07       6.644      655       77.92     90.76       49.39
---------------------------------------------------------------------------------------------------------
TOTAL:                                     100.00%      6.785%      652      77.23%    88.52%      44.63%
=========================================================================================================
